UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 7, 2016

Enviva Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 Wisconsin Ave, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

In December 2015, Enviva Partners, LP (the “Partnership”) announced a 450,000 metric ton per year (“MTPY”) off-take contract (the “Langerlo Contract”) to supply wood pellets to the Langerlo power station in Genk, Belgium. Subsidiaries of Graanul Invest group (“Graanul”) recently announced that they have purchased the shares of Langerlo NV, which owns the Langerlo power station. Graanul intends to convert the Langerlo power station from coal to wood pellet fuel by mid-2018. At full capacity, the plant is expected to use 1.8 million MTPY of wood pellets. The seller of the shares is the counterparty to the Langerlo Contract and, while the Partnership is still evaluating the implications of the sale, the Partnership intends to preserve its rights under the Langerlo Contract. The Partnership believes the continued investment in biomass conversions remains a positive sign for the industry and, as the largest utility-grade wood pellet producer, the Partnership looks forward to working with the new owner to supply wood pellets to the Langerlo power station.

As noted in the Partnership’s June 2016 press release announcing a new 800,000 MTPY off-take contract beginning in 2017, the Partnership’s weighted average remaining term of off-take contracts is 8.0 years as of June 1, 2016, which does not include any supply to the Langerlo power station.

Cautionary Note Concerning Forward-Looking Statements

Certain statements and information in this Current Report on Form 8-K may constitute “forward-looking statements.” These forward-looking statements are based on the Partnership’s current expectations and beliefs concerning future developments and their potential effect on the Partnership. Although management believes that these forward-looking statements are reasonable when made, there can be no assurance that future developments affecting the Partnership will be those that it anticipates. The forward-looking statements involve significant risks and uncertainties (some of which are beyond the Partnership’s control) and assumptions that could cause actual results to differ materially from the Partnership’s historical experience and its present expectations. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, its general partner

Date: June 7, 2016

	By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

3